Vaughan Nelson Emerging Markets Fund

Investor Class (Ticker Symbol: ADVKX)

Institutional Class (Ticker Symbol: ADVMX)

Vaughan Nelson International Fund

Investor Class (Ticker Symbol: ADVJX)

Institutional Class (Ticker Symbol: ADVLX)

Each a series of Investment Managers Series Trust

Supplement dated July 1, 2025, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective immediately, Marco Priani no longer serves as a portfolio manager to the Vaughan Nelson Emerging Markets Fund and the Vaughan Nelson International Fund (each a “Fund” and collectively, the “Funds”). Accordingly, all references in the Prospectus and SAI to Mr. Priani as a portfolio manager of the Funds are hereby deleted in their entirety. Adam C. Rich and Kevin A. Ross will continue to serve as portfolio managers of the Funds.

Please file this Supplement with your records.